FOR IMMEDIATE RELEASE


Analyst Contact:  William Angus                     Media Contact: Andrea Mace
                  Senior Vice President and CFO                    Director
                  Cymer, Inc.                                      MCA, Inc.
                  Phone: 619/451-7300                              Phone: 650/968-8900
                  Fax: 619/618-3090                                Fax: 650/968-8990


      CYMER ANNOUNCES RECORD FOURTH QUARTER AND YEAR-END RESULTS FOR 1997
           1997 Net Income up 300 Percent on 213 Percent Revenue Rise

SAN DIEGO, Calif., January 29, 1998-Cymer, Inc. (Nasdaq NM: CYMI), the world's leading supplier of excimer laser illumination sources essential for deep ultraviolet (DUV) photolithography, today reported record fourth quarter and year-end results for 1997.

Net income for the fourth quarter doubled to $7,173,000, or $0.24 per share (diluted), on revenues of $59,076,000 compared to net income of $3,547,000, or $0.12 per share (diluted), on revenues of $27,567,000 for the fourth quarter of 1996.

For the year, net income increased 300 percent to $26,058,000, or $0.86 per share (diluted), compared to $6,510,000, or $0.29 per share (diluted), reported for 1996. Revenues climbed 213 percent for the year, reaching $203,647,000, compared to $64,995,000 recorded for 1996.

FY '97 Business Highlights
Commenting on the results, Cymer President and Chief Executive Officer Robert Akins noted that the company's rapid growth was driven by the semiconductor industry's adoption of DUV lithography to create faster, smaller and higher performance integrated circuits (ICs). "As the leading supplier of the enabling laser light systems essential to the progression of this advanced technology, Cymer is uniquely positioned to capitalize on this growth," said Akins.

                                     -more-

                            [CYMER, INC. LETTERHEAD]

CYMER REPORTS FOURTH QUARTER AND YEAR-END RESULTS FOR 1997..........
PAGE 2 OF 7


Akins added that in addition to meeting or exceeding its 1997 financial projections, Cymer is pleased to report that it met all of its major business development objectives during the year. "Consistent with our plan, we boosted manufacturing capacity by more than 100 percent to meet rising demand. We also expanded our global infrastructure to support both stepper manufacturers and chipmakers around the world. Finally, we made excellent progress on our future technology roadmap. This included shipping next-generation argon fluoride (ArF) laser systems and significant development of our two new krypton fluoride (KrF) laser models slated for introduction and shipment in 1998. In addition to raising the competitive bar, these new systems will allow Cymer to offer a complete suite of advanced laser models designed to further strengthen our technical and market leadership position."

FY '97 Operating Highlights
Product revenues for 1997 reflected the sale of 460 lasers, compared to 145 in 1996. During the fourth quarter, this number totaled 133 laser systems, 131 of which were for use in semiconductor photolithography applications. Gross margins on product sales reached 40 percent during the fourth quarter, contributing to gross margins of 38.5 percent for the year. Operating income for the year was $34,444,000, up 337 percent from the $7,884,000 reported in 1996. At year-end, backlog was $108,704,000. Cash, cash equivalents and short-term investments totaled $132,290,000 with a quick ratio of 2.3:1 and a current ratio of 3.4:1. Working capital totaled $202,539,000, while capital spending was approximately $42,200,000 for the year and $11,610,000 for the fourth quarter.

Preparing for the Future
"Looking ahead, we remain extremely optimistic about the long-term prospects for our market. According to independent market analyst firms, the DUV lithography market is currently

                                     -more-

CYMER REPORTS FOURTH QUARTER AND YEAR-END RESULTS FOR 1997..........
PAGE 3 OF 7


projected to grow at a compound annual growth rate of 28 percent through the year 2000. We plan to leverage the two new products slated for introduction and shipment in the coming year to capitalize on this anticipated long-term growth and further solidify our leadership position," said Akins.

Akins added, "Near term, however, the current Asian economic condition, coupled with the ongoing DRAM supply/demand imbalance, is affecting demand for the lithography equipment that relies on Cymer lasers. Many of the world's leading lithography suppliers, all of which are Cymer customers, are now indicating that their earlier forecasts are under revision due to these changing market conditions. We are also seeing shifts in market share among the suppliers themselves."

"As a result of these factors, and based on information currently available to us, we anticipate a reduction in our revenues by 10 to 15 percent in the first quarter of 1998 from fourth quarter levels. We will closely monitor the situation going forward, consulting with customers on an ongoing basis to ensure that their laser inventory levels are in line with the current demand scenario," noted Akins.

Akins concluded, "1998 will be a year in which our plan is to further distance Cymer from the competition through increased investments throughout the year in:
1) aggressive R&D and manufacturing programs to develop and deliver the higher performance products that will enable higher average selling prices; and 2) further expansion of our global service and support network to support our growing installed based of DUV lasers in production. We currently expect that the investments needed to fund these critical future-oriented efforts, coupled with the anticipated revenue decline, will reduce our quarterly earnings by $0.10 - $0.15 per share in the first quarter of 1998, as compared to our just announced fourth quarter."

                                     -more-

CYMER REPORTS FOURTH QUARTER AND YEAR-END RESULTS FOR 1997..........
PAGE 4 OF 7

Forward Looking Statements
Statements in this press release regarding the effects of Cymer's new products on its competition, new product introduction schedules, market growth projections and revenue, spending and earnings projections are forward looking statements, are based on current expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in any such statements due to various factors, including: the demand for semiconductors in general, and, in particular, for leading-edge devices with smaller geometries; changing business and economic conditions in various geographic regions, including Asia, and the effect of these conditions on capital spending plans by the Company's customers and end-users; the rate at which semiconductor manufacturers take delivery of photolithography tools from the Company's customers, which in turn may be affected by delays and cancellations of new factory construction; the timing of customer orders, shipments, and acceptances; the effect of recent price increases instituted by the Company on new orders; new and enhanced product offerings by competitors; the Company's ability to meet its production goals; and failure by the Company to match expense levels with revenue fluctuations.

Corporate Profile
Cymer, Inc. is the leading provider of excimer laser illumination sources for use in deep ultraviolet (DUV) photolithography systems targeted at the pilot and production segments of the semiconductor manufacturing market.

                                     -more-

CYMER, INC.
           QTR. DEC 31:                      1997             1996
                                         -----------      -----------

Revenues                                 $59,076,000      $27,567,000
Net Income                                 7,173,000        3,547,000
Avg. dil shs                              30,042,000       28,422,000
Shr earns (basic):
   Net income                                   0.25             0.14
Shr earns (diluted):
   Net income                                   0.24             0.12

               Year:

Revenues                                 203,647,000       64,995,000
Net Income                                26,058,000        6,510,000
Avg. dil shs                              30,267,000       22,420,000
Shr earns (basic):
   Net income                                   0.92             0.33
Shr earns (diluted):
   Net income                                   0.86             0.29

CYMER, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         For the three months              For the twelve months
                                                           ended December 31                 ended December 31
                                                         1996             1997             1996             1997
                                                      ---------        ---------        ---------        ---------
REVENUES:
   Product sales                                      $  26,957        $  58,653        $  62,510        $ 201,191
   Other                                                    610              423            2,485            2,456
                                                      ---------        ---------        ---------        ---------
          Total revenues                                 27,567           59,076           64,995          203,647
                                                      ---------        ---------        ---------        ---------

COSTS AND EXPENSES:
   Cost of product sales                                 15,150           35,181           35,583          123,654
   Research and development                               4,264            7,619           11,742           24,971
   Sales and marketing                                    2,013            3,671            5,516           11,992
   General and administrative                             2,003            2,706            4,270            8,586
                                                      ---------        ---------        ---------        ---------
          Total costs and expenses                       23,430           49,177           57,111          169,203
                                                      ---------        ---------        ---------        ---------

OPERATING INCOME                                          4,137            9,899            7,884           34,444
                                                      ---------        ---------        ---------        ---------

OTHER INCOME (EXPENSE):
   Foreign currency exchange gain (loss) - net               45               37              161             (359)
   Interest and other income                                304            2,435              347            5,318
   Interest and other expense                              (316)          (2,829)            (691)          (4,847)
                                                      ---------        ---------        ---------        ---------
          Total other income (expense) - net                 33             (357)            (183)             112
                                                      ---------        ---------        ---------        ---------

INCOME BEFORE PROVISION FOR INCOME
   TAXES AND MINORITY INTEREST                            4,170            9,542            7,701           34,556

Provision for income taxes                                 (623)          (2,386)          (1,191)          (8,639)
Minority interest                                                             17                               141
                                                      ---------        ---------        ---------        ---------

NET INCOME                                            $   3,547        $   7,173        $   6,510        $  26,058
                                                      =========        =========        =========        =========

EARNINGS PER SHARE:
Basic:
     Earnings per share                               $    0.14        $    0.25        $    0.33        $    0.92
                                                      =========        =========        =========        =========
     Weighted average common shares outstanding          25,354           28,643           19,868           28,212
                                                      =========        =========        =========        =========

Diluted:
     Earnings per share                               $    0.12        $    0.24        $    0.29        $    0.86
                                                      =========        =========        =========        =========
     Weighted average common and common
          equivalent shares outstanding                  28,422           30,042           22,420           30,267
                                                      =========        =========        =========        =========
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
CYMER, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE DATA)


                                                                                 DECEMBER 31,
                                                                         --------------------------
                                  ASSETS                                    1996             1997
CURRENT ASSETS:
   Cash and cash equivalents                                             $  55,405        $  51,903
   Short-term investments                                                   10,449           80,387
   Accounts receivable - net                                                18,833           59,140
   Foreign exchange contracts receivable                                     9,317           31,267
   Inventories                                                              15,678           47,502
   Deferred income taxes                                                     1,432           12,690
   Prepaid expenses and other                                                1,880            2,847
                                                                         ---------        ---------
          Total current assets                                             112,994          285,736

PROPERTY - net                                                              11,707           48,031
LONG-TERM INVESTMENTS                                                        1,361           42,667
OTHER ASSETS                                                                 3,405            8,446
                                                                         ---------        ---------
     TOTAL ASSETS                                                        $ 129,467        $ 384,880
                                                                         =========        =========

                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                      $   7,095        $  22,615
   Accrued and other liabilities                                             8,401           26,860
   Foreign exchange contracts payable                                        8,396           27,278
   Income taxes payable                                                      2,609            6,444
   Revolving loan and security agreements                                    1,750
                                                                         ---------        ---------
          Total current liabilities                                         28,251           83,197
                                                                         ---------        ---------

LONG-TERM LIABILITIES:
   Convertible subordinated notes                                                           172,500
   Other liabilities                                                         2,396            3,566

MINORITY INTEREST                                                                             1,077

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Preferred Stock - authorized 5,000,000 shares; $.001 par value, no shares issued or outstanding
   Common stock - authorized 50,000,000 shares; $.001 par value,
     issued and outstanding 27,560,000 and 28,724,000 shares                    28               29
   Paid-in capital                                                         106,658          109,367
   Net unrealized gain on investments                                                            50
   Retained earnings (accumulated deficit)                                  (7,421)          18,637
   Cumulative translation adjustment                                          (445)          (3,543)
                                                                         ---------        ---------
          Total stockholders' equity                                        98,820          124,540
                                                                         ---------        ---------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 129,467        $ 384,880
                                                                         =========        =========